UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2021

Kaya Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-177532	90-0898007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

916 Middle River Drive, Suite 316, Fort Lauderdale, FL	33304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (954) 892-6911

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “Kaya Holdings, Inc.,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

As used in this Current Report on Form 8-K, and unless otherwise indicated, the terms “the Company,” “KAYS,” “we,” “us” and “our” refer to Kaya Holdings, Inc. and its subsidiaries.

Item 8.01 Information.

On February 1, KAYS issued a press release announcing its Greek joint venture Kaya Kannabis had engaged Dutch based Orange Ridge Capital. B.V., (“Orange Ridge”) to raise up to $45 million for its planned 15-acre cannabis cultivation and processing facility in Thebes, Greece. Orange Ridge has agreed that through June 30, 2021, it will not act as advisor, consultant or introducing consultant to any other entities or individuals that are either engaged in the cannabis industry or attempt to raise capital for developing cannabis projects.

Orange Ridge is registered at the Dutch Authority for the Financial Markets (AFM: Autoriteit Financiele Markten) and is registered as an Alternative Investment Fund Manager (an “AIFMD”) with the Dutch Supervisory Authority in The Netherlands. Orange Ridge has comprehensive expertise in sustainable real asset investments that require significant due diligence and technical expertise, access to capital, and local partnerships in strategic locations.

As an AIFMD, Orange Ridge’s mission is to generate attractive investment returns from high-quality sustainable real assets such as timberland, farmland, agriculture, infrastructure, real estate, and renewable energy in Europe, the Americas, and Australasia, and provides these sustainable real asset investment solutions and strategies to a wide range of clients in Europe, the Middle East, and the Americas, such as pension funds, insurance companies, sovereign wealth funds, family offices, and investment consultants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February __, 2021	KAYA HOLDINGS, INC.

	By:	/s/ Craig Frank
Craig Frank, Chief Executive Officer